RESTATEMENT, AMENDMENT AND BIFURCATION OF
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                                 PROMISSORY NOTE
                                 ---------------
                                   (NOTE "A")

$6,240,000.00     January  29,  2003


     FOR VALUE RECEIVED, the undersigned EMERITUS PROPERTIES XIII, LLC, a Washington limited liability company having an address at Emeritus Properties XIII, LLC, c/o Emeritus Corporation, 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121, Attention: Raymond R. Brandstrom (the "Borrower"), hereby promises to pay to the order of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, having an address at 200 Whitmer Road, Horsham, Pennsylvania 19044 ("the Lender"), its successors and assigns as holder of this Note or, if this Note has then been endorsed "to bearer," to the bearer of this Note (the Lender, its said successors and assigns, and any such bearer, being hereinafter sometimes referred to collectively as "the Holder"), at the Lender's said address or at such other place or to such other person as may be designated in writing to the Borrower by the Lender, the principal sum of Six Million Two Hundred Forty Thousand and No/100 Dollars ($6,240,000.00) (the "Loan"), together with interest on the unpaid balance thereof at the rate hereinafter set forth.

     ON THE TERMS AND SUBJECT TO THE CONDITIONS which are hereinafter set forth:

     Section  1.  Interest  Rate  and  Payment  Dates.
                  -----------------------------------

     1.1  Initial  Rate  and  Initial  PaymentInterest  shall  accrue  on  the
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outstanding  balance  of the principal amount outstanding hereunder from time to
         -
time from and after the date hereof at the rate of 7% per annum until the first Rate Adjustment Date (as defined below). On each successive Rate Adjustment Date, the rate of interest at which interest accrues shall be adjusted to the then applicable LIBOR Rate (as defined below). Interest for the period beginning on the date of this Note and ending on and including the last day of the month in which this Note is dated shall be payable on the date hereof. Interest shall be paid in arrears and shall be computed on the basis of an actual 360-day year and shall be charged on the principal balance outstanding from time to time.

     1.2  Rate  Adjustment  Date and Payment Adjustment Dates. The interest rate
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shall  be  adjusted on the dates (each being a "Rate Adjustment Date") described in this paragraph. The first Rate Adjustment Date shall be February 1, 2003, and subsequent Rate Adjustment Dates shall fall on the first day of each subsequent one month anniversary thereafter. The first payment adjustment date shall be March 1, 2003, and subsequent payment adjustment dates shall fall on the first day of each calendar month thereafter during the term of the Loan.

     1.3  Default  Interest  Rate.  If the Borrower fails to make any payment of
          -----------------------
principal, interest or fees on the date on which such payment becomes due and payable (including applicable grace periods) whether at maturity or by acceleration or on any other date, such payment shall accrue interest from the date on which such payment was due (and not the date of the payment default) until paid at a rate equal to the lesser of (a) eighteen percent (18%) per annum, or (b) the maximum rate of interest permitted under Washington law (the "Default Rate").

     1.4 LIBOR Rate. The LIBOR Rate ("London Interbank Offered Rate") shall mean
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the average of London Interbank Offered Rates for a term of one month determined solely by Holder in the manner described below as of each Rate Adjustment Date, and shall be four and one-half percent (4.5%) in excess of the greater of (i) one month LIBOR, determined in the manner herein set forth below; or (ii) two and one-half percent (2.5%) per annum. On each Rate Adjustment Date, Holder will obtain one month LIBOR (in U.S. Dollar deposits) from the appropriate Bloomberg display page available as of the close of business announced on the last business day of the month immediately preceding the Rate Adjustment Date. In the event Bloomberg ceases publication or ceases to publish one month LIBOR, Holder shall select a comparable publication to determine one month LIBOR and provide notice thereof to Borrower. LIBOR may or may not be the lowest rate based upon the market for U.S. Dollar deposits in the London Interbank Eurodollar Market at which the Holder prices loans on the date on which the LIBOR Rate is determined by Holder as set forth above.

     1.5  LIBOR  Rate Adjustments. This Note shall bear interest at the rate set
          -----------------------
forth above or at the applicable LIBOR Rate until a new LIBOR Rate is determined on each Rate Adjustment Date in accordance with the provisions hereof, provided, however, that, if Holder at any time determines, in the sole but reasonable exercise of its discretion, that it has miscalculated the amount of the monthly payment of principal and/or interest (whether because of a miscalculation of the LIBOR Rate or otherwise), then Holder shall give notice to Borrower of the corrected amount of such monthly payment (and the corrected amount of the LIBOR Rate, if applicable) and (a) if the corrected amount of such monthly payment represents an increase thereof, then Borrower shall, within ten (10) calendar days thereafter, pay to Holder any sums that Borrower would have otherwise been obligated under this Note to pay to Holder had the amount of such monthly payment not been miscalculated, or (b) if the corrected amount of such monthly payment represents a decrease thereof and Borrower is not otherwise in breach or default under any of the terms and provisions of the Note or the Instrument, then Borrower shall, within (10) calendar days thereafter be paid the sums that Borrower would not have otherwise been obligated to pay to Holder had the amount of such monthly payment not been miscalculated.

1.6  LIBOR  Unascertainable.  If  (i)  on any date on which the LIBOR Rate would
     ----------------------
otherwise be set Holder shall have determined in good faith (which determination shall be conclusive and which determination may arise as a result of the sale of participations in the Loan) that (A) adequate and reasonable means do not exist for ascertaining one month LIBOR or (B) a contingency has occurred which materially and adversely affects the London Interbank Eurodollar Market at which Holder prices loans on the date on which the LIBOR Rate is determined by Holder as set forth above, or (ii) at any time Holder shall have determined in good faith (which determination shall be conclusive) that the making, maintenance or funding of any part of the Loan has been made impracticable or unlawful by compliance by Holder in good faith with any Law or guideline or interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof or with any request or directive of any such Governmental Authority (whether or not having the force of law); then, and in any such event, Holder may notify Borrower of such determination. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given) the obligation of Holder to charge interest to Borrower at the LIBOR Rate shall be suspended until Holder shall have later notified Borrower of Holder's determination in good faith (which determination shall be conclusive) that the circumstances giving rise to such previous determination no longer exist.

     1.7  U.S.  Treasury  Securities.  If  Holder  notifies  Borrower  of  a
          --------------------------
determination  under subsection 1.6 hereof for purposes of calculating the LIBOR
         ---
Rate, the one month LIBOR shall automatically be converted to the "Index" of the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board 45 days prior to the Rate Adjustment Date.

     1.8  Reimbursement  for  Increased  Costs.  If  any  law  or  guideline  or
          ------------------------------------
interpretation or application thereof by any governmental authority charged with the interpretation or administration thereof or compliance with any request or directive of any governmental authority (whether or not having the force of law) now existing or hereafter adopted (i) subjects Holder to any tax or changes the basis of taxation with respect to this Note, the Loan or payments by Borrower of principal, interest or other amounts due from Borrower hereunder or thereunder (except for taxes on the overall net income or overall gross receipts of Holder imposed as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax on Holder; provided, that this exclusion shall not apply to a connection arising solely from Holder having executed, delivered, performed its obligations under or received a payment under, or enforced any of the Loan Documents (as defined in Section
8.1.1 below) or (ii) imposes upon Holder any other condition or expense with respect to this Note, the Loan or its making, maintenance or funding of any part of the Loan or any security therefor, and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including, without limitation, loss of margin) upon Holder with respect to the Note, or the making, maintenance or funding of any part of the Loan, by an amount which Holder deems to be material, Holder may from time to time notify Borrower of the amount determined in good faith (using any averaging and attribution methods) by Holder (which determination shall be conclusive and which determination may arise as a result of the sale of participations in the
Loan) to be necessary to compensate Holder for such increase, reduction or imposition and, if Borrower is by law prohibited from paying any such amount, Holder may elect to declare the unpaid principal balance hereof and all interest accrued thereon immediately due and payable. Such amount shall be due and payable by Borrower to Holder seven (7) days after such notice is given.

     Section  2. Payments. Commencing on , 2003, and continuing on the first day
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of  each  calendar  month  thereafter  through  and  including the Maturity Date
(defined below), monthly payments of principal and interest shall be made in such amount as is necessary, taking into account the then effective LIBOR Rate, to fully amortize the unpaid principal balance of the Note on the date that is twenty-five (25) years after the first Rate Adjustment Date.

     Section  3.  Application  of Payments. Payments made by Borrower on account
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hereof  shall  be  applied  first  toward any Late Fees (hereinafter defined) or other fees and charges due hereunder, second toward payment of any interest due at the Default Rate, thrd toward payment of any interest due at the then applicable LIBOR Rate set forth in subsection 1.4 above, and fourth toward payment of principal. Notwithstanding the foregoing, if any advances made by Holder under the terms of any instruments securing this Note have not been repaid, any payments made may, at the option of Holder, be applied first to repay such advances, and interest thereon, with the balance, if any, applied as set forth in the preceding sentence.

     Section  4.  Maturity  Date.  Anything  in  this  Note  to  the  contrary
                  --------------
notwithstanding, the entire unpaid balance of the principal amount hereof and all interest accrued thereon (including interest accruing at the Default Rate) and all Late Fees (as hereafter defined) shall, unless sooner paid, and except to the extent that payment thereof is sooner accelerated, be and become due and payable on March 1, 2006 (the "Maturity Date"). Notwithstanding any other provision contained herein, upon repayment of the Loan, whether at maturity or upon acceleration or otherwise, then Borrower shall pay to Lender a prepayment premium equal to one percent (1%) of the outstanding principal balance of this Note (the "Prepayment Fee") on the date of such prepayment (which balance shall be calculated exclusiveof any voluntary partial prepayments) unless Lender
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arranges  financing  that  is  utilized  to repay the Loan or has elected not to arrange  the  permanent  financing.

     Section  5.  Prepayment.
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     Prepayment  of  the  Loan in full shall be permitted at any time during the term of the Loan without penalty, upon not less than thirty (30) and not greater than forty (40) days prior written notice to Lender specifying the date on which prepayment is to be made. Partial prepayments of the Loan shall not be permitted unless each such partial prepayment is not less than one hundred thousand dollars ($100,000.00). Any such prepayment shall be credited first, toward any Late Fees due hereunder, second toward payment of any interest due at the Default Rate, third, toward payment of any interest due hereunder at the LIBOR Rate and fourth, toward payment of principal; provided, however, that if any advances made by Holder under the terms of any instruments securing this Note have not been repaid, any payments made may, at the option of Holder, be applied first to repay such advances, and interest thereon, with the balance, if any, applied as set forth in the preceding sentence. Upon a prepayment of the Loan that fully repays the Loan, the Borrower shall pay the Lender the Prepayment
Fee,  unless  waived  by  Lender  pursuant  to  Section  4  above.

     Section  6.  Method  of  Payment.
                  -------------------

     Each payment of the Loan Obligations (as defined in the Loan Agreement) shall be paid directly to the Holder in lawful tender of the United States of America. Each such payment shall be paid by 1:00 p.m. Horsham, Pennsylvania, time on the date such payment is due, except if such date is not a Business Day such payment shall then be due on the first Business Day after such date. Any payment received after 1:00 p.m. Horsham, Pennsylvania, time shall be deemed to have been received on the immediately following Business Day.

     Section  7.  Security.
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     The  debt evidenced by this Note is subject to and governed by the terms of a Loan Agreement dated as of February 15, 2000, between the Lender and the Borrower, as amended by that certain First Amendment to Loan Agreement dated as of June 12, 2001, and as amended by that certain Second Amendment to Loan Agreement dated of even date herewith (as amended, the "Loan Agreement"). The
Note is to be secured by, among other things, (a) a Deed of Trust, Security Agreement and Fixture Filing dated as of February 15, 2000, by and between Borrower and Holder, and recorded in the office of the real property records clerk of King County, Washington, as Instrument # 20000215001104, as amended by that certain First Amendment to Deed of Trust, Security Agreement and Fixture Filing of even date herewith and intended to be recorded in the office of the real property records clerk of King County, Washington (as amended, the "Mortgage"), and covering all of that real property in the said county and state which is described in Exhibit "A"thereto (the "Property"); (b) the Guaranty
                          ------------
Agreement dated as of February 15, 2000, as defined in the Loan Agreement, as confirmed by that certain Confirmation of Guarantor dated as of June 12, 2001, and as confirmed by that certain Confirmation of Guarantor of even date herewith, and (c) the other Loan Documents, as defined in the Loan Agreement.

Section  8.  Default.

     8.1 Events of DefaultAnything in this Note to the contrary notwithstanding,
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on  the  occurrence of any of the following events (each of which is hereinafter referred to as an "Event of Default"), the Holder may, in the exercise of its sole and absolute discretion, accelerate the debt evidenced by this Note, in which event the entire outstanding principal balance and all interest and fees accrued thereon shall immediately be and become due and payable without further notice:

     8.1.1  Failure  to  Pay or Perform. If (a) the Borrower fails in making any
            ---------------------------
payment to the Holder of any or all sums due hereunder within ten (10) days after such payment becomes due or on the Maturity Date; or (b) there exists an uncured default under any other document or instrument evidencing or securing the Loan (collectively, the "Loan Documents") which has been executed by Borrower and/or Guarantor, and/or Manager and such default is not cured within the grace or cure period, if any, provided in any of such Loan Documents.

     8.1.2  Bankruptcy.
            ----------

     a. If the Borrower or Guarantor (i) applies for or consents to the appointment of a receiver, trustee or liquidator of the Borrower or Guarantor, as the case maybe, or of all or a substantial part of its assets, (ii) files a voluntary petition in bankruptcy, or admits in writing its inability to pay its debts as they come due, (iii) makes an assignment for the benefit of creditors,
(iv) files a petition or an answer seeking a reorganization or an arrangement with creditors or seeking to take advantage of any insolvency law, (v) performs any other act of bankruptcy, or (vi) files an answer admitting the material allegations of a petition filed against the Borrower or Guarantor in any bankruptcy, reorganization or insolvency proceeding; or

     b. if (i) an order, judgment or decree is entered by any court of competent jurisdiction adjudicating the Borrower or Guarantor a bankrupt or an insolvent, or approving a receiver, trustee or liquidator of the Borrower or Guarantor or of all or a substantial part of its assets, or (ii) there otherwise commences with respect to the Borrower or Guarantor or any of its assets any proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment, receivership or like law or statute, and if such order, judgment, decree or proceeding continues unstayed for any period of sixty (60) consecutive days after the expiration of any stay thereof.

     8.1.3  Judgments.  If  any  judgment  for the payment of money in excess of
            ---------
$250,000.00 hereafter awarded against the Borrower or Guarantor by any court of competent jurisdiction remains unsatisfied or otherwise in force and effect for a period of thirty (30) days after the date of such award.

     8.1.4  Cross-Defaults. Any Event of Default under that certain Restatement,
            --------------
Amendment and Bifurcation of Note - B of even date herewith ("Note B"), shall constitute an Event of Default hereunder.

     8.2 No Impairment of Rights. Nothing in this Section shall be deemed in any
         -----------------------
way to alter or impair any right which the Holder has under this Note or the Mortgage, or any of the other Loan Documents or at law or in equity, to accelerate such debt on the occurrence of any other Event of Default provided herein or therein, whether or not relating to this Note.

     8.3  Late Fees. Without limiting the generality of the foregoing provisions
          ---------
of this Section, if any payment of interest or principal is not made prior to ten (10) days after the date on which it becomes due, the Borrower shall thereupon automatically become obligated immediately to pay to the Holder a late charge equal to the lesser of five percent (5%) of the amount of such payment or the maximum amount permitted by applicable law ("Late Fees") to defray the expenses incurred by Holder in handling and processing such delinquent payment and to compensate Holder for the loss of use of such delinquent payment, which sum shall be due and payable immediately thereupon.

8.4     INTENTIONALLY  DELETED.
        ----------------------

     Section  9.  Costs  of  Enforcement
                  ----------------------

     The Borrower shall pay to the Holder on demand by the latter the amount of any and all expenses incurred by the Holder (a) in enforcing its rights hereunder or under the Mortgage and/or the Loan Documents, or (b) as the result of a default by the Borrower in performing its obligations under this Note, including but not limited to the expense of collecting any amount owed hereunder, and of any and all reasonable attorneys' fees incurred by Holder in connection with such default, whether suit be brought or not, or (c) in protecting the security hereof. Such expenses shall be added to the principal amount hereof, shall be secured by the Mortgage and shall accrue interest at the Default Rate.

     Section  10.  Borrower's  Waiver  of  Certain  Rights.
                   ---------------------------------------

     The Borrower and any endorser, guarantor or surety hereby waives the exercise of any and all exemption rights which it holds at law or in equity with respect to the debt evidenced by this Note, and of any and all rights which it holds at law or in equity to require any valuation, appraisal or marshalling, or to have or receive any presentment, protest, demand and notice of dishonor, protest, demand and nonpayment as a condition to the Holder's exercise of any of its rights under this Note or the Loan Documents.

Section  11.  Extensions.
              ----------

     The Maturity Date and/or any other date by which any payment is required to be made hereunder may be extended by the Holder from time to time in the exercise of its sole discretion, without in any way altering or impairing the Borrower's or Guarantor's liability hereunder.

     Section  12.  General.

     12.1  Applicable  Law.  This  Note  shall  be given effect and construed by
           ---------------
application of the laws of the State of Washington (without regard to the principles thereof governing conflicts of laws), and any action or proceeding arising hereunder, and each of Holder and Borrower submits (and waives all rights to object) to non-exclusive personal jurisdiction in the State of Washington, for the enforcement of any and all obligations under the Loan Documents except that if any such action or proceeding arises under the Constitution, laws or treaties of the United States of America, or if there is a diversity of citizenship between the parties thereto, so that it is to be brought in a United States District Court, it shall be brought in the United States District Court for the Western District of Washington or any successor federal court having original jurisdiction.

     12.2  Headings.  The  headings of the Sections, subsections, paragraphs and
           --------
subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

     12.3  Construction.  As  used herein, (a) the term "person" means a natural
           ------------
person, a trustee, a corporation, a limited liability company, a partnership and any other form of legal entity, and (b) all references made (i) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (ii) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, and (iii) to any Section, subsection, paragraph or subparagraph shall, unless therein expressly indicated to the contrary, be deemed to have been made to such Section, subsection, paragraph or subparagraph of this Note.

     12.4  Severability.  No  determination  by  any court, governmental body or
           ------------
otherwise that any provision of this Note or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of (a) any other such provision, or (b) such provision in any circumstance not controlled by such determination. Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

     12.5  No Waiver. The Holder shall not be deemed to have waived the exercise
           ---------
of any right which it holds hereunder unless such waiver is made expressly and in writing. No delay or omission by the Holder in exercising any such right (and no allowance by the Holder to the Borrower of an opportunity to cure a default in performing its obligations hereunder) shall be deemed a waiver of its future exercise. No such waiver made as to any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right. Further, acceptance by Holder of all or any portion of any sum payable under, or partial performance of any covenant of, this Note, the Mortgage or any of the other Loan Documents, whether before, on, or after the due date of such payment or performance, shall not be a waiver of Holder's right either to require prompt and full payment and performance when due of all other sums payable or obligations due thereunder or hereunder or to exercise any of Holder's rights and remedies hereunder or thereunder.

     12.6  Waiver of Jury Trial Service of Process; Court Costs. BORROWER HEREBY
           ----------------------------------------------------
WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWER AND THE HOLDER MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH, OR IN ANY WAY PERTAINING TO, THIS NOTE AND/OR ANY OF THE OTHER LOAN DOCUMENTS. IT IS AGREED
AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWER, UPON CONSULTATION WITH COUNSEL OF BORROWER'S CHOICE AND THE BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE BORROWER FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF
ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. BORROWER HEREBY IRREVOCABLY DESIGNATES FPS CORPORATE SERVICES, INC., WHOSE ADDRESS IS 1111 THIRD AVENUE, SUITE 3400, SEATTLE, WASHINGTON 98101-3299, AND ITS SUCCESSORS, AS THE TRUE AND LAWFUL ATTORNEY OF BORROWER FOR THE PURPOSE OF RECEIVING SERVICE OF ALL LEGAL NOTICES AND PROCESS ISSUED BY ANY COURT IN THE STATE OF WASHINGTON AS WELL AS SERVICE OF ALL PLEADINGS AND OTHER DOCUMENTS RELATED TO ANY LEGAL PROCEEDING OR ACTION ARISING OUT OF THIS NOTE. BORROWER AGREES THAT SERVICE UPON SAID ATTORNEY SHALL BE VALID REGARDLESS OF BORROWER'S WHEREABOUTS AT THE TIME OF SUCH SERVICE AND REGARDLESS OF WHETHER BORROWER RECEIVES A COPY OF SUCH SERVICE, PROVIDED THAT THE HOLDER SHALL HAVE MAILED A COPY TO BORROWER IN ACCORDANCE WITH THE NOTICE PROVISIONS HEREIN. BORROWER AGREES TO PAY ALL COURT COSTS AND REASONABLE ATTORNEY'S FEES INCURRED BY HOLDER IN CONNECTION WITH ENFORCING ANY PROVISION OF THIS NOTE.
NOTWITHSTANDING THE FOREGOING, HOLDER AGREES TO USE REASONABLE EFFORTS TO PROVIDE BORROWER WITH NOTICE OF THE FILING OF ANY LAWSUIT BY HOLDER AGAINST BORROWER.

     12.7 Offset. Upon the occurrence of an Event of Default, the Holder may set-off against any principal and interest owing hereunder, any and all credits, money, stocks, bonds or other security or property of any nature whatsoever on deposit with, or held by, or in the possession of, the Holder, to the credit of or for the account of the Borrower, without notice to or consent of the Borrower or Guarantor.

     12.8  Non-Exclusivitv  of  Rights  and  Remedies.  None  of  the rights and
           ------------------------------------------
remedies herein conferred upon or reserved to Holder is intended to be exclusive of any other right or remedy contained herein or in any of the other Loan
Documents and each and every such right and remedy shall be cumulative and concurrent, and may be enforced separately, successively or together, and may be exercised from time to time as often as may be deemed necessary or desirable by Holder.

     12.9  Incorporation  by  Reference.  All  of  the  agreements,  conditions,
           ----------------------------
covenants and provisions contained in each of the Loan Documents are hereby made a part of this Note to the same extent and with the same force and effect as if they were fully set forth herein. Borrower covenants and agrees to keep and perform, or cause to be kept and performed, all such agreements, conditions, covenants and provisions strictly in accordance with their terms.

     12.10  THIS  SECTION  INTENTIONALLY  DELETED.

     12.11  Business  Purpose.  Borrower  represents  and warrants that the Loan
            -----------------
evidenced by this Note is being obtained solely for the purpose of acquiring or carrying on a business, professional or commercial activity and is not for personal, agricultural, family or household purposes.

     12.12  Interest  Limitation.  Notwithstanding  anything  to  the  contrary
            --------------------
contained herein or in the Mortgage or in any other of the Loan Documents, the effective rate of interest on the obligation evidenced by this Note shall not exceed the lawful maximum rate of interest permitted to be paid. Without limiting the generality of the foregoing, in the event that the interest charged hereunder results in an effective rate of interest higher than that lawfully permitted to be paid, then such charges shall be reduced by the sum sufficient to result in an effective rate of interest permitted and any amount which would exceed the highest lawful rate already received and held by the Holder shall be applied to a reduction of principal and not to the payment of interest. Borrower agrees that for the purpose of determining highest rate permitted by law, any non-principal payment (including, without limitation, Late Fees and other fees) shall be deemed, to the extent permitted by law, to be an expense, fee or premium rather than interest.

     12.13  Modification.  This  Note  may  be  modified, amended, discharged or
            ------------
waived only by an agreement in writing signed by the party against whom enforcement of such modification, amendment, discharge or waiver is sought

12.14  Time  of  the  Essence.  Time  is  strictly  of the essence of this Note.
       ----------------------

     12.15  Negotiable  Instrument.  The Borrower agrees that this Note shall be
            ----------------------
deemed a negotiable instrument, even though this Note may not otherwise qualify, under applicable law, absent this paragraph, as a negotiable instrument

     12.16  Interest  Rate  after  Judgment.  If judgment is entered against the
            -------------------------------
Borrower on this Note, the amount of the judgment entered (which may include principal, interest, fees, Late Fees and costs) shall bear interest at the Default Rate, to be determined on the date of the entry of the judgment.

     12.17  Relationship.  Borrower  and  Holder  intend  that  the relationship
            ------------
between them shall be solely that of creditor and debtor. Nothng contained in this Note or in any of the other Loan Documents shall be deemed or construed to create a partnership, tenancy-in-common, joint tenancy, joint venture or co-ownership by or between Borrower and Holder.

     12.18  Waiver  of  Automatic  Stay.  BORROWER  HEREBY  AGREES  THAT,  IN
            ---------------------------
CONSIDERATION OF LENDER'S AGREEMENT TO MAKE THE LOAN AND IN RECOGNITION THAT THE FOLLOWING COVENANT IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN, IN THE EVENT THAT BORROWER SHALL (I) FILE WITH ANY BANKRUPTCY COURT OF COMPETENT JURISDICTION OR BE THE SUBJECT OF ANY PETITION UNDER ANY SECTION OR CHAPTER OF TITLE 11 OF THE UNITED STATES CODE, AS AMENDED ("BANKRUPTCY CODE"), OR SIMILAR
                                                   ---------------
LAW OR STATUTE; (II) BE THE SUBJECT OF ANY ORDER FOR RELIEF ISSUED UNDER THE BANKRUPTCY CODE OR SIMILAR LAW OR STATUTE; (III) FILE OR BE THE SUBJECT OF ANY PETITION SEEKING ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR OTHER RELIEF FOR DEBTORS; (IV) HAVE SOUGHT OR CONSENTED TO OR ACQUIESCED IN THE APPOINTMENT OF ANY TRUSTEE, RECEIVER, CONSERVATOR, OR LIQUIDATOR; OR (V) BE THE SUBJECT OF AN ORDER, JUDGMENT OR DECREE ENTERED BY ANY COURT OF COMPETENT JURISDICTION APPROVING A PETITION FILED AGAINST ANY BORROWER FOR ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY OR RELIEF FOR DEBTORS, THEN, SUBJECT TO COURT APPROVAL, HOLDER SHALL THEREUPON BY ENTITLED AND BORROWER HEREBY IRREVOCABLY CONSENTS TO, AND WILL NOT CONTEST, AND AGREES TO STIPULATE TO RELIEF FROM ANY AUTOMATIC STAY OR OTHER INJUNCTION IMPOSED BY SECTION 362 OF THE BANKRUPTCY CODE, OR SIMILAR LAW OR STATUTE (INCLUDING, WITHOUT LIMITATION, RELIEF FROM ANY EXCLUSIVE PERIOD SET FORTH IN SECTION 1121 OF THE BANKRUPTCY CODE) OR OTHERWISE, ON OR AGAINST THE EXERCISE OF THE RIGHTS AND REMEDIES OTHERWISE AVAILABLE TO HOLDER AS PROVIDED IN THE LOAN DOCUMENTS, AND AS OTHERWISE PROVIDED BY LAW, AND BORROWER HEREBY IRREVOCABLY WAIVES ITS RIGHTS TO OBJECT TO SUCH RELIEF.

     12.19 Amendment Bifurcation and Restatement of Debt. This Note evidences an
           ---------------------------------------------
amendment, restatement, and bifurcation of that certain promissory note in the original principal amount of $6,800,000, executed by the Borrower to the order of the Holder on February 15, 2000, as amended by that certain First Amendment to Note dated as of June 12, 2001 (the "Original Note"). Upon the execution and delivery of this Note and Note B, the Original Note will no longer be outstanding, but the indebtedness evidenced thereby shall remain outstanding and shall be due and payable in accordance with the terms of this Note and Note B.








     IN WITNESS WHEREOF, the Borrower has executed and sealed this Note or caused it to be executed and sealed on its behalf by its duly authorized representatives, the day and year first above written, and the obligations under this Note shall be binding upon Borrower's successors and assigns.

PLEASE BE ADVISED THAT ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND
--------------------------------------------------------------------------------
CREDIT,  OR  FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE UNENFORCEABLE UNDER
--------------------------------------------------------------------------------
WASHINGTON  LAW.
----------------

BORROWER:

EMERITUS  PROPERTIES  XIII,  LLC,  a  Washington  limited  liability  company

By:  Emeritus  Corporation,  a  Washington  corporation
Its:  Sole  Member

     By:            /s/  Raymond  R.  Brandstrom
                    ----------------------------
     Name:          Raymond  R.  Brandstrom
     Its:           Vice  President  of  Finance